Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2006	2005	2006	2005
Net revenue	$177,444	$167,881	$706,374	$672,001
Operating expenses:
Personnel expense	55,472	52,603	228,350	205,469
Medical supplies expense	47,684	46,458	196,046	189,953
Bad debt expense	14,395	13,348	56,845	48,220
Other operating expenses	35,008	33,426	141,498	135,618
Depreciation	8,863	9,766	34,792	34,862
Amortization	252	290	1,008	1,160
(Gain) loss on disposal of property, equipment and other assets	95	(824)	(142)	(646)
Impairment of long-lived assets	7	2,662	458	2,662

Total operating expenses	161,776	157,729	658,855	617,298

Income from operations	15,668	10,152	47,519	54,703
Other income (expenses):
Interest expense	(7,952)	(8,324)	(33,210)	(31,832)
Interest and other income, net	2,029	1,167	7,733	3,018
Equity in net earnings of unconsolidated affiliates	1,036	802	4,919	3,356

Total other expenses, net	(4,887)	(6,355)	(20,558)	(25,458)

Income from continuing operations before minority interest, income taxes and discontinued operations	10,781	3,797	26,961	29,245
Minority interest share of earnings of consolidated subsidiaries	(3,171)	(3,611)	(15,521)	(15,968)

Income from continuing operations before income taxes and discontinued operations	7,610	186	11,440	13,277
Income tax expense	3,120	275	4,729	5,643

Income (loss) from continuing operations	4,490	(89)	6,711	7,634
Income (loss) from discontinued operations, net of taxes	6,449	(2,212)	5,865	1,157

Net income (loss)	$10,939	$(2,301)	$12,576	$8,791

Earnings (loss) per share, basic
Continuing operations	$0.24	$—	$0.36	$0.42
Discontinued operations	0.34	(0.12)	0.31	0.06

Earnings (loss) per share, basic	$0.58	$(0.12)	$0.67	$0.48

Earnings (loss) per share, diluted
Continuing operations	$0.23	$—	$0.34	$0.39
Discontinued operations	0.32	(0.12)	0.30	0.06

Earnings (loss) per share, diluted	$0.55	$(0.12)	$0.64	$0.45

Weighted average number of shares, basic	18,872	18,493	18,656	18,286
Dilutive effect of stock options and restricted stock	1,037	—	899	1,184

Weighted average number of shares, diluted	19,909	18,493	19,555	19,470

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
Statement of Operations Data:
Net revenue	$177,444	$167,881	5.7%	$706,374	$672,001	5.1%
Adjusted EBITDA (1)	$25,727	$23,514	9.4%	$96,857	$94,209	2.8%
Income from operations	$15,668	$10,152	54.3%	$47,519	$54,703	(13.1)%
Income (loss) from continuing operations	$4,490	$(89)	5144.9%	$6,711	$7,634	(12.1)%
Earnings per share from continuing operations, basic	$0.24	$—	100.0%	$0.36	$0.42	(14.3)%
Earnings per share from continuing operations, diluted	$0.23	$—	100.0%	$0.34	$0.39	(12.8)%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
Selected Operating Data (consolidated) (a):
Number of hospitals	9	9		9	9
Licensed beds (b)	580	580		580	580
Staffed and available beds (c)	563	546		563	546
Admissions (d)	9,991	10,021	(0.3)%	41,406	39,876	3.8%
Adjusted admissions (e)	13,356	13,102	1.9%	54,186	51,942	4.3%
Patient days (f)	32,258	33,598	(4.0)%	136,532	139,115	(1.9)%
Adjusted patient days (g)	43,018	43,614	(1.4)%	178,667	180,248	(0.9)%
Average length of stay (days) (h)	3.23	3.35	(3.6)%	3.30	3.49	(5.4)%
Occupancy (i)	62.3%	66.9%		66.4%	69.8%
Inpatient catheterization procedures	5,032	5,335	(5.7)%	21,163	20,760	1.9%
Inpatient surgical procedures	2,671	2,680	(0.3)%	10,911	10,815	0.9%
Hospital net revenue	$163,867	$154,122	6.3%	$648,898	$615,991	5.3%

(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
      The following table reconciles Adjusted EBITDA with MedCath’s income (loss) from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and twelve months ended September 30, 2006 and 2005.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2006	2005	2006	2005
		(in thousands)
Income (loss) from continuing operations	$4,490	$(89)	$6,711	$7,634
Add:
Income tax expense	3,120	275	4,729	5,643
Minority interest share of earnings of consolidated subsidiaries	3,171	3,611	15,521	15,968
Equity in net earnings of unconsolidated affiliates	(1,036)	(802)	(4,919)	(3,356)
Interest and other income, net	(2,029)	(1,167)	(7,733)	(3,018)
Interest expense	7,952	8,324	33,210	31,832
Impairment of long-lived assets	7	2,662	458	2,662
(Gain) loss on disposal of property, equipment and other assets	95	(824)	(142)	(646)
Amortization	252	290	1,008	1,160
Depreciation	8,863	9,766	34,792	34,862
Share-based compensation expense	842	1,468	13,222	1,468

Adjusted EBITDA	$25,727	$23,514	$96,857	$94,209